UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2014

COSMOS HOLDINGS INC.
(Name of registrant in our charter)

Nevada	000-54436	27 0611758
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS I.D.

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Telephone: 312.674.4529
(address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2014, Amplerissimo Ltd., a corporation organized under the laws of Cyprus and a wholly owned subsidiary of Cosmos Holdings Inc., a Nevada corporation ("Buyer"), entered into a Share Purchase Agreement (the "Purchase Agreement") with B2IN S.A., a corporation organized under the laws of Greece ("B2IN"), Unilog Logistics S.A., a corporation organized under the laws of Greece and a wholly owned subsidiary of B2IN ("Unilog" and, together with B2IN, the “Companies”), and Wilot Limited, a corporation organized under the laws of Cyprus ("Seller" and, together with Buyer and the Companies, the "Parties"). Subject to the terms, conditions and provisions of the Purchase Agreement, at the closing (the "Closing") of the transactions contemplated by the Purchase Agreement (the "Transaction"), Buyer will acquire from Seller all of the outstanding capital stock of B2IN for a purchase price of seven million euros (€ 7.000.000). The Purchase Price is expected to be paid from cash on hand and internally generated funds. Upon the occurrence of the Closing, Unilog will be an indirect, wholly owned subsidiary of Buyer. Unilog conducts a pharmaceutical logistics business in Greece.

The consummation of the Transaction is subject to customary conditions, including, without limitation, (a) the absence of any statute, rule, regulation, executive order, decree, ruling or injunction prohibiting the consummation of the Transaction, (b) the absence of any “Material Adverse Effect,” as such term is defined in the Purchase Agreement, (c) the accuracy in all material respects of the representations and warranties of Seller and the Companies and (d) the performance and satisfaction by Seller and the Companies of, and compliance by Seller and the Companies with, the covenants, agreements and conditions to be performed, satisfied or complied with by them in all material respects. The date of the Closing is to be determined by agreement of the Parties.

The foregoing is a summary of certain terms of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is being filed as an exhibit to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This filing contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These uncertainties and other factors include, but are not limited to, risks associated with this transaction, including the occurrence of any event, change or other circumstances that could prevent the Transaction from being completed. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties as discussed in the Company’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	2.1 Share Purchase Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cosmos Holdings, Inc.

Date: August 19, 2014	By:	/s/ Dimitrios Goulielmos
Dimitrios Goulielmos
Principal Executive Officer

3